UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 17, 2006
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                          JACOBS FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)
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                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             0-21210                                   84-0922335
     (Commission File Number)            (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
              (Registrant's Telephone Number, Including Area Code)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.
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On March 17, 2006,  the  Registrant  engaged  Malin,  Bergquist & Company,  LLP, certified public accountants, as its principal accountant to audit the financial statements of the Registrant. Malin, Bergquist & Company, LLP has not been consulted with respect to the application of accounting principles or any other matter or engaged by the Registrant or anyone on its behalf with respect to any matter at any time prior to this engagement.































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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 Jacobs Financial Group, Inc.

                                /s/ John M. Jacobs
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Date: March 17, 2006            John M. Jacobs
                                President























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